UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 24, 2006
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 E. University Drive, Phoenix, Arizona		85034

(Address of Principal Executive Offices)		(Zip Code)
(602) 437-1520

(Registrant’s telephone number, including area code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
          On August 24, 2006, the Board of Directors of White Electronic Designs Corporation approved the First Amendment to the White Electronic Designs Corporation 2006 Director Restricted Stock Plan. The purposes of the First Amendment are to amend the plan to clarify the time at which our company will make annual restricted stock awards under the plan and to amend the schedule for the lapse of restrictions on restricted stock awards granted under the plan.
          The First Amendment clarifies that, beginning on the day of our shareholder meeting in 2006 and immediately following the conclusion of our annual shareholder meeting in each subsequent year thereafter until and including 2015, each individual who is a non-employee director immediately following the conclusion of such meeting will receive a restricted stock award for 7,500 shares of our stock.
          The First Amendment also changes the lapse of restrictions on the stock to the following schedule:
•	Restrictions on one-third (1/3) of the restricted shares will lapse on the first (1st) anniversary of the date of grant.
•	Restrictions on one-third (1/3) of the restricted shares will lapse on the second (2nd) anniversary of the date of grant.
•	Restrictions on one-third (1/3) of the restricted shares will lapse on the third (3rd) anniversary of the date of grant.
          In addition, each member of the Board of Directors of White Electronic Designs Corporation who received restricted shares signed the White Electronic Designs Corporation Restricted Stock Agreement on August 24, 2006. This agreement relates to the previous grant of 7,500 restricted shares to each non-employee director on March 24, 2006 in accordance with the White Electronic Designs Corporation 2006 Director Restricted Stock Plan, as amended by the First Amendment.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits:

Exhibit No.	Description

99.1	First Amendment to White Electronic Designs Corporation 2006 Director Restricted Stock Plan, effective August 24, 2006.

99.2	Form of Restricted Stock Agreement with:
Edward A. White
Thomas M. Reahard
Jack A. Henry
Thomas J. Toy
Paul D. Quadros

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: August 30, 2006	By:	/s/ Hamid R. Shokrgozar

Hamid R. Shokrgozar
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to White Electronic Designs Corporation 2006 Director Restricted Stock Plan, effective August 24, 2006.

99.2	Form of Restricted Stock Agreement with:
Edward A. White
Thomas M. Reahard
Jack A. Henry
Thomas J. Toy
Paul D. Quadros